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                                                                  EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-28727) of Reptron Electronics, Inc. of our report dated May 30, 2002 appearing on page 1 of the Annual Report on Form 11-K of the Reptron Electronics, Inc. 401(k) Retirement Savings Plan for the fiscal years ended December 31, 2001 and 2000.



/s/ Grant Thornton LLP
--------------------------
Tampa, Florida
June 27, 2002